EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MDU Communications International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on August 14, 2013, (the “Report”), I, Sheldon Nelson, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2013	By:	/s/ SHELDON NELSON
Sheldon Nelson
Chief Executive Officer
Chief Financial Officer
MDU Communications International, Inc.

A signed original of this written statement required by Section 906 has been provided to and will be retained by MDU Communications International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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